UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2013

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 30, 2013 (the “Grant Date”), as approved by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board of Directors”) of Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), the Company and Lester R. Brafman, the Chief Executive Officer of the Company and its majority owned subsidiary, IFMI, LLC (“IFMI”), entered into (i) a Non-Qualified Stock Option Award (the “Initial Award”) pursuant to which Mr. Brafman was granted an option to purchase 500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a Non-Qualified Stock Option Award (the “Second Award” and, together with the Initial Award, the “Awards”) pursuant to which Mr. Brafman was granted options to purchase an aggregate of 2,500,000 shares of Common Stock. All of the options (each an “Option” and, collectively, the “Options”) were granted under the Second Amended and Restated Plan (as defined below).

Each Option granted under the Second Award is conditioned on the approval of the Second Amended and Restated Plan by the Company’s stockholders (the “Stockholder Approval of the Plan”), and the Options will terminate and be forfeited if the Stockholder Approval of the Plan is not obtained within 12 months from the Grant Date. The Option granted under the Initial Award is not subject to the Stockholder Approval of the Plan.

The Initial Award to purchase 500,000 shares of Common Stock will vest and become exercisable on the third anniversary of the Grant Date at an exercise price of $3.00 per share. The three Options granted under the Second Award will vest and become exercisable as follows:

•	the first Option to purchase 500,000 shares of Common Stock will vest on the third anniversary of the Grant Date at an exercise price of $3.00 per share;

•	the second Option to purchase 1,000,000 shares of Common Stock will vest in three equal installments beginning on the first anniversary of the Grant Date at an exercise price of $4.00 per share; and

•	the third Option to purchase 1,000,000 shares of Common Stock will vest in three equal installments beginning on the first anniversary of the Grant Date at an exercise price of $5.00 per share.

Notwithstanding the foregoing, under the Awards, the Options will accelerate and become fully vested and exercisable upon the following events: the death, disability or retirement of Mr. Brafman, a change of control of the Company, the termination of Mr. Brafman’s employment by IFMI without cause or by Mr. Brafman for good reason.

The Options expire on the fifth anniversary of the Grant Date, subject to earlier expiration or termination of the Options as provided under the Awards and the Second Amended and Restated Plan.

No Option may be transferred by Mr. Brafman except by will or the laws of descent and distribution.

Item 8.01	Other Events.

On November 15, 2013, the Board of Directors approved and adopted the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (the “Second Amended and Restated Plan”), which amended and restated the Amended and Restated Institutional Financial Markets, Inc. Long-Term Incentive Plan to, among other things and subject to the Stockholder Approval of the Plan, increase the number of shares of Common Stock (i) available for awards under the plan from 4,580,000 shares to 7,080,000 shares; (ii) that may underlie options granted under the plan in any calendar year to any eligible person from 500,000 shares to 3,000,000 shares; and (iii) that may underlie awards, other than options, granted under the plan in any calendar year to any eligible person from 500,000 shares to 3,000,000 shares.

The Company intends to seek the Stockholder Approval of the Plan at the Company’s 2014 annual meeting of stockholders.

The Second Amended and Restated Plan is administered by the Compensation Committee. All directors and employees of the Company or its affiliates are eligible to receive awards under the Second Amended and Restated Plan, including the Company’s named executive officers Mr. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr.

Awards under the Second Amended and Restated Plan may be made to eligible persons in the form of options (including stock appreciation rights), restricted stock, restricted stock units, dividend equivalent rights and other forms of equity-based awards as contemplated in the Second Amended and Restated Plan. With respect to option awards, the exercise price of the option is required to be at least 100% of the fair market value of a share of Common Stock on the grant date. The aggregate maximum number of shares of Common Stock that may be granted under the Second Amended and Restated Plan is 4,580,000 shares, subject to adjustment in the event there is a merger, consolidation, stock split, reclassification, recapitalization or similar transaction with respect to the Common Stock, and this number will automatically be increased to 7,080,000 shares upon the Stockholder Approval of the Plan. The maximum number of shares of Common Stock that may underlie options granted in any calendar year to any eligible person under the Second Amended and Restated Plan, may not exceed 500,000 shares, provided that this amount will automatically increase to 3,000,000 shares effective upon the Stockholder Approval of the Plan. The maximum number of shares of Common Stock that may underlie awards, other than options, granted in any calendar year to any eligible person under the Second Amended and Restated Plan, may not exceed 500,000 shares, provided that this amount will also automatically increase to 3,000,000 shares effective upon the Stockholder Approval of the Plan.

Awards under the Second Amended and Restated Plan may be subject to the attainment of objective performance goals that are established by the Compensation Committee and, with respect to awards to executive officers of the Company, may be made with the intention of qualifying as “performance-based” compensation (“Performance Based Compensation”) under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) thereby exempting such awards from the limitations in Section 162(m) on the tax deductibility of certain compensation paid to executive officers in excess of $1,000,000 (“Performance-Based Compensation Rules”).

For awards intended to qualify as Performance-Based Compensation, performance goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria. In addition, the Compensation Committee may utilize as an additional performance measure (to the extent consistent with the Performance-Based Compensation Rules) the attainment by a participant of one or more personal objectives and/or goals that the Compensation Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility.

No award may be granted under the Second Amended and Restated Plan after April 22, 2020.

The foregoing description of the Second Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-looking Statements

This communication contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in our filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s website at www.sec.gov and our website at www.IFMI.com/sec-filings. Such factors include the following: (a) a decline in general economic conditions or the global financial markets, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in our businesses, (e) whether and when the Second Amended and Restated Plan will be approved by our stockholders, (f) the ability to attract and retain personnel, (g) litigation and regulatory issues, (h) competitive pressure, (i) an inability to generate incremental income from acquired businesses, and (j) unanticipated market closures due to inclement weather or other disasters. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1*	Second Amended and Restated Institutional Financial Markets, Inc. Long-Term Incentive Plan.

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: December 5, 2013	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr.
Executive Vice President, Chief Financial Officer and Treasurer